Exhibit 99.1

Global Blue and Far Point Acquisition Corporation (NYSE: FPAC)

Announce Business Combination

•	Global Blue, a leading provider of Tax Free Shopping and payment solutions, to list on the New York Stock Exchange at the close of the transaction

•	Former NYSE President Thomas Farley, co-sponsor of Far Point, a special purpose acquisition company, to become Chairman of the combined company

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Current Global Blue senior management, led by CEO Jacques Stern, to continue in their roles; existing Global Blue owners including leading technology investor Silver Lake to remain significant shareholders

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Ant Financial Services Group, member of the Alibaba digital economy and operator of the world’s leading payment and lifestyle platform Alipay, to invest $125 million and accelerate strategic collaboration with the company

•	Third Point to lead a group of financial investors that have committed an additional $225 million, of which $100 million is from Third Point itself

•	Total of $350 million from Ant Financial and financial investors values the company at an enterprise valuation of €2.3 billion (approximately $2.6 billion)

•	Transaction expected to close during the second quarter of 2020

NEW YORK, NY and ZURICH, SWITZERLAND – January 16, 2020 – Global Blue, a leading strategic technology and payments partner empowering global merchants to capture the growth of international shoppers, today announced it will become a publicly traded company on the New York Stock Exchange through a merger with Far Point Acquisition Corporation (NYSE: FPAC), a special purpose acquisition company co-sponsored by the institutional asset manager Third Point LLC and former NYSE President Thomas W. Farley. Veteran public company executive and current Global Blue CEO Jacques Stern will continue to lead the company’s existing management team, and Mr. Farley will become Chairman of Global Blue. Current investors, including Silver Lake, the global leader in technology investing, will remain significant shareholders in the combined company. New investors, anchored by Ant Financial Services Group, a member of the Alibaba digital economy and operator of the world’s leading payment and lifestyle platform Alipay, and Third Point, have committed to invest a total of $350 million in the combined company at a €2.3 billion (approximately $2.6 billion) enterprise valuation in the form of a private placement. The new public company will be incorporated in Switzerland and will trade as Global Blue under ticker symbol NYSE: “GB” upon closing.

“Global Blue is the clear market leader in the attractive and growing Tax Free Shopping ecosystem worldwide,” said Mr. Farley. “The company has achieved remarkable progress in digitalization, geographic expansion and strategic value creation under Jacques’ leadership and the stewardship of its existing shareholders, including controlling shareholder Silver Lake, whose principals I have known personally and professionally for years. I look forward to working with Global Blue to capitalize on favorable trends in the business, including the growth of the emerging markets middle-class, positive VAT dynamics, and further digitalization.”

Jacques Stern, CEO of Global Blue, stated: “I am delighted about this collaboration with Far Point and Tom, as I believe it will help create long-term value for Global Blue and its shareholders. In recent years, we have built a true leader in our industry, powered by a cutting-edge integrated technology platform. We strongly believe that continued investment in innovation will bring value to all our partners and customers, and we look forward to accelerating our strategic collaboration with Ant Financial as a showcase of such innovation.”

Angel Zhao, President of Ant Financial’s International Business Group, commented: “Global Blue is an important partner for Ant Financial and the broader Alibaba ecosystem as we continue to deepen our globalization strategy. Alipay and our global e-wallet partners’ user bases, along with Global Blue’s extensive merchant and airport footprint across more than 50 countries, together creates significant potential to expand the relationship and introduce new technologies and services to the marketplace.”

Christian Lucas and Joe Osnoss, Managing Directors of Silver Lake, added: “This announcement is particularly gratifying since it unites Jacques, Tom and Alibaba/Ant Financial, important Silver Lake relationships spanning multiple continents and predating involvement in Global Blue. We and Partners Group thank the Global Blue management team for reaching this milestone and look forward to continuing as shareholders of the combined company.”

Daniel S. Loeb, CEO of Third Point, said: “Global Blue is well-positioned to continue to deliver excellent returns due to its integrated technology platform, high-quality customer base, and experienced strategic partners including Ant Financial and Silver Lake. Far Point evaluated numerous companies to capitalize, and Global Blue is exactly the type of high-quality, growing business we hoped to identify for our initial SPAC.”

Global Blue Highlights

Global Blue is a strategic technology and payments partner empowering global merchants to capture the growth of international shoppers, with two business lines:

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Tax Free Shopping Technology Solutions: pioneer and global leader with a strong and comprehensive network, serving more than 300,000 merchant stores, enabling 13 million international shoppers to claim VAT refunds in 43 countries

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Added-Value Payment Solutions: worldwide provider partnering with more than 50 merchant acquirers, enabling 16 million international travelers to benefit from a great payment experience at more than 150,000 points of interaction in 34 countries

During Global Blue’s fiscal year ended in March 2019, the company processed 64 million transactions for 29 million international shoppers. Strong macro trends have driven the company’s development over multiple years, including the growth of the emerging markets middle class, positive VAT dynamics and digitalization. Today, Global Blue has over 2,000 employees in 51 countries.

Global Blue possesses an attractive financial profile including a structural long-term growth trajectory, well-diversified business model, healthy profitability and strong cash flow generation. With more than €22.6 billion Sales in Store, Global Blue recorded revenues of more than €400 million and an adjusted EBITDA margin of more than 40% in the fiscal year ended in March 2019.

Key Transaction Terms

Far Point and new investors will invest a total of approximately $1.0 billion reflecting a total enterprise value of €2.3 billion (equivalent to approximately $2.6 billion) for Global Blue, which represents 12.1x the adjusted EBITDA expected for 2020/21 (i.e., fiscal year ending March 2021).

The transaction will be funded by the $650 million of cash held in trust by Far Point and additional investments from Ant Financial Services Group, Third Point LLC and several established strategic equity investors who together have committed to invest $350 million at closing through a private placement. Assuming no redemptions by Far Point’s public shareholders, the cash in trust and the proceeds of this private placement will be used primarily to pay existing Global Blue shareholders an amount of approximately $967 million cash consideration.

Assuming no redemptions by Far Point’s public shareholders, Global Blue shareholders would have a resulting 42% ownership stake in the pro-forma company while existing Far Point public shareholders would own 34%, cornerstone equity investors (including Third Point LLC and Ant Financial Services Group) would own 19%, and Far Point sponsors would own 6%. Global Blue will refinance all existing debt with an anticipated pro-forma Net Debt of 3.3x LTM March 2020 adjusted EBITDA, with an anticipated rapid deleveraging potential thereafter.

The transaction is expected to close during the second quarter of 2020 and is subject to approval by Far Point stockholders and other customary closing conditions, including regulatory approvals. The Boards of Directors of both Global Blue and Far Point have unanimously approved the contemplated transaction.

Investor conference call

For more information on this proposed transaction, investors may listen to a call jointly held by Far Point and Global Blue at 9:00am EST / 3:00pm CET on January 16, 2020. The call can be accessed by dialing +33 170750724 (France), +44 800 358 2049 (UK) or +1 (844) 307-9361 (US Toll Free) and using code 301308394.

Advisors

PJT Partners is acting as the lead financial advisor to Global Blue and its shareholders. Simpson Thacher & Bartlett LLP, Niederer Kraft Frey, and Kirkland & Ellis are acting as legal advisors to Global Blue and its shareholders.

Credit Suisse is acting as equity private placement agent, financial advisor and capital markets advisor to Far Point. BofA Securities is acting as financial advisor and capital markets advisor to Far Point. Morgan, Lewis & Bockius LLP is acting as legal advisor to Far Point, with BakerHostetler as legal advisor to Third Point.

BNP Paribas and Morgan Stanley are coordinators and active bookrunners on the senior debt financing for the combined company, with mandated lead arranger and bookrunner roles also for each of Royal Bank of Canada, Barclays, BofA Securities, Credit Suisse, and J.P. Morgan. Of the aforementioned financing banks, those not serving as financial advisors to Far Point are also serving as financial advisors to Global Blue and its shareholders.

About Global Blue

As the worldwide leader of the Tax Free Shopping industry for the last 40 years, with a global footprint spanning 51 countries and 300,000 merchants, Global Blue’s mission is to empower merchants to capture the full potential of international shoppers. The Group offers a seamless shopping and payment journey for tourists and also provides a wide range of Added-Value Payment Solutions for all the stakeholders involved, including retailers and international shoppers. The Company’s Tax Free Shopping business serves 13 million international shoppers and generates 85% while the Added-Value Payment business involves 16 million travelers and generates 15% of total revenue.

Every year, Global Blue connects worldwide 29 million international travelers and more than 200 payment providers and acquirers. Global Blue is headquartered in Switzerland and counts 2,000 employees worldwide. For more information, visit http://www.globalblue.com/corporate/

About Far Point

Far Point Acquisition Corporation (NYSE: FPAC) is a special purpose acquisition company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses in the financial technology industry. The company is co-sponsored by Third Point, a leading investment manager, and Thomas W. Farley. Far Point completed its initial public offering on the NYSE in June 2018, raising $632 million from investors.

About Third Point

Third Point is a New York-based global alternative investment firm managing approximately $15 billion in assets for public institutions, private entities and qualified individual clients. The firm was founded in 1995 by Daniel S. Loeb, who serves as Chief Executive Officer and oversees all investment activity. It employs a flexible, opportunistic investment style – one that seeks to identify situations with a recognizable catalyst which we anticipate will unlock value.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Far Point’s or Global Blue’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination; the ability to meet NYSE’s listing standards following the consummation of the transaction contemplated by the proposed business combination; costs related to the proposed business combination; Global Blue’s ability to execute on its plans; Global Blue’s estimates of the size of the markets for its solutions; Global Blue’s ability to identify and integrate acquisitions; the performance and security of Global Blue’s services; potential litigation involving Far Point or Global Blue; and general economic and market conditions impacting demand for Global Blue’s services. Other factors include the possibility that the proposed transaction does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. Neither Far Point nor Global Blue undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures that may be different from non-GAAP financial measures used by other companies. Adjusted EBITDA should not be construed as an alternative to net income as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity.

Additional Information About the Transaction

Global Blue Group Holding AG, a newly formed entity that will be the successor public entity of the transaction intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which will include a preliminary proxy statement of Far Point and a prospectus. The definitive proxy statement and other relevant documents will be mailed to stockholders of Far Point as of a record date to be established for voting on the business combination. Stockholders of Far Point and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement because these documents will contain important information about Far Point, Global Blue, and the business combination. Stockholders will also be able to obtain copies of the registration statement and the proxy statement/prospectus, without charge, by directing a request to: Far Point Acquisition Corporation, 18 West 18th Street, New York, NY 10011. These documents, once available, and Far Point’s annual and other reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Far Point, Global Blue and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Far Point’s stockholders of the Company in connection with the business combination. Information regarding the names and interests in the proposed transaction of Far Point’s directors and officers is contained Far Point’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 29, 2019. Additional information regarding the interests of such potential participants in the solicitation process will also be included in the registration statement (and will be included in the definitive proxy statement/prospectus) and other relevant documents when they are filed with the SEC.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Certain amounts related to the transaction described herein have been expressed in U.S. dollars for convenience and, when expressed in U.S. dollars in the future, such amounts may be different from those set forth herein.

Contacts – Investor inquiries

Far Point

contact@farpoint.ventures

Global Blue

Hacene BOUMENDJEL, Investor Relations Director, +41 (22) 3656890 — ir@globalblue.com

Contacts – Media inquiries

Far Point

contact@farpoint.ventures

Global Blue

Domitille PINTA, VP Communication, +33 (0) 6 11 07 52 90 — dpinta@globalblue.com

Hugues BOETON, Brunswick – Director, +33 (0) 6 79 99 27 15 — globalblue@brunswickgroup.com

Patricia GRAUE, Brunswick – Director, +1 (212) 333 3810 — globalblue@brunswickgroup.com

Third Point

Elissa DOYLE, Chief Communications Officer, +1 (212) 715 4907 – edoyle@thirdpoint.com